Exhibit 10.1
------------


================================================================================
                            FOURTH AMENDMENT TO
                            AMENDED AND RESTATED
                              CREDIT AGREEMENT


                          dated as of July 30, 1996

                                    among

                              INTERFACE, INC.,

                        INTERFACE SCHERPENZEEL B.V.,

                          INTERFACE EUROPE LIMITED,

                         THE LENDERS LISTED HEREIN,

                           SUNTRUST BANK, ATLANTA
                        (FORMERLY TRUST COMPANY BANK)

                                     and

                     THE FIRST NATIONAL BANK OF CHICAGO,

                                as Co-Agents,

                                     and

                           SUNTRUST BANK, ATLANTA

                             as Collateral Agent
===============================================================================

                             FOURTH AMENDMENT TO
                            AMENDED AND RESTATED
                              CREDIT AGREEMENT

                 THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Fourth Amendment") made and entered into as of July 30, 1996, by and among INTERFACE, INC., a Georgia corporation ("Interface"), INTERFACE SCHERPENZEEL B.V., a "besloten vennootschap met beperkte aansprakelijkheid" (private company with limited liability) incorporated and existing under the laws of The Netherlands with its registered seat in Scherpenzeel, Gld., The Netherlands ("Scherpenzeel B.V."), INTERFACE EUROPE LIMITED, a private company limited by shares organized and existing under the laws of England and Wales ("Europe Limited"; Interface, Scherpenzeel B.V. and Europe Limited referred to collectively herein as the "Borrowers"), SUNTRUST BANK, ATLANTA (formerly Trust Company Bank), a banking corporation organized under the laws of the State of Georgia ("TCB"), THE FIRST NATIONAL BANK OF CHICAGO, a national banking association ("FNBC"), the other banks and lending institutions listed on the signature pages hereof (TCB, FNBC, and such other banks and lending institutions referred to collectively herein as the "Lenders"), SUNTRUST BANK, ATLANTA (formerly Trust Company Bank), in its capacity as agent for those Lenders having outstanding Domestic Syndicated Loan Commitments or having outstanding Domestic Revolving Loans or Term Loans as provided in the Credit Agreement defined below (the "Domestic Agent"), THE FIRST NATIONAL BANK OF CHICAGO, in its capacity as agent for those Lenders having outstanding Multicurrency Syndicated Loan Commitments or having outstanding Multicurrency Revolving Loans as provided in the Credit Agreement defined below (the "Multicurrency Agent"; the Domestic Agent and the Multicurrency Agent referred to collectively herein as the "Co-Agents"), and SUNTRUST BANK, ATLANTA (formerly Trust Company Bank), in its capacity as collateral agent for the Co-Agents and the Lenders (the "Collateral Agent");

                                 WITNESSETH:

                 WHEREAS, the Borrowers, the Co-Agents, the Collateral Agent, and the Lenders are parties to a certain Credit Agreement dated as of January 9, 1995, as amended and restated by a certain Amended and Restated Credit Agreement dated as of June 30, 1995, and as further amended by a certain First Amendment to Amended and Restated Credit Agreement dated as of July 31, 1995, by a certain Second Amendment to Amended and Restated Credit Agreement dated as of November 21, 1995, and by a certain Third Amendment to Amended and Restated Credit Agreement dated as of February 28, 1996 (as so amended and restated, the "Credit Agreement");

                 WHEREAS, the Borrowers have requested that the maturity date of the domestic and multicurrency revolving credit facilities under the Credit Agreement be extended to December 31, 2001, that certain changes be made with respect to the commitment fees and interest rates to be applicable to the revolving credit facilities and the term loan facility under the Credit Agreement, that a change be made in the financial covenants required to be satisfied by Interface after the date hereof, and that certain other amendments to the Credit Agreement be made;

                 WHEREAS, the Lenders and the Co-Agents have agreed to amend the Credit Agreement as requested by the Borrowers, subject to the terms, conditions and requirements set forth in this Fourth Amendment;

                 NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Borrowers, the Lenders, the Co-Agents and the Collateral Agent agree as follows:

1. Defined Terms. Except as otherwise expressly defined herein, each capitalized term used in this Fourth Amendment that is defined in the Credit Agreement is used herein with the meaning assigned to such capitalized term in the Credit Agreement.

2.   Amendments to Section 1.01 ("Definitions").

     (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms and definitions thereof in proper alphabetical order:

             "Applicable Commitment Fee Rate" shall mean the rate to be used to calculate commitment fees payable by the Borrowers pursuant to Section 5.05(b) and 5.05(c) during any of Interface's fiscal quarters from and after the Fourth Amendment Effective Date, expressed as a percentage and determined for such fiscal quarter from the chart set forth below based on Interface's Funded Debt Coverage Ratio calculated as of the last day of the second fiscal quarter immediately preceding the then current fiscal quarter:

                 Funded Debt                                  Applicable Commitment
                 Coverage Ratio                                     Fee Rate
                 --------------                               ---------------------
                 Greater than or equal to 3.00                         .25%

                 Less than 3.00, but greater than
                 or equal to 2.00                                      .20%

                 Less than 2.00                                        .15%

provided, however, if Interface fails to deliver its financial statements for such second preceding fiscal quarter pursuant to Section 8.07 prior to the first day of the then-current fiscal quarter, the Applicable Commitment Fee Rate during such current fiscal quarter shall be .25%.

                 "Fourth Amendment to Credit Agreement" shall mean the Fourth Amendment to Amended and Restated Credit Agreement dated as of July 30, 1996, by and among the Borrowers, the Lenders, the Co-Agents, and the Collateral Agent, together with all exhibits thereto.

                 "Fourth Amendment Effective Date" shall mean the date on which the conditions to the effectiveness of the Fourth Amendment to Credit Agreement have been satisfied, as set forth in paragraph 12 of the Fourth Amendment to Credit Agreement.

          (b) The defined terms and definitions thereof listed below that appear in the Credit Agreement are hereby amended by deleting said defined terms and definitions in their entirety and substituting in lieu thereof the following defined terms and definitions:

                 "Applicable Margin" shall mean, with respect to all outstanding Loans during any of Interface's fiscal quarters prior to the Fourth Amendment Effective Date, the "Applicable Margin" as determined pursuant to this Agreement prior to giving effect to the Fourth Amendment to Credit Agreement, and with respect to all outstanding Loans during any of Interface's fiscal quarters from and after the Fourth Amendment Effective Date, the percentage determined for such fiscal quarter from the chart set forth below based on Interface's Funded Debt Coverage Ratio determined as of the last day of the second fiscal quarter immediately preceding the then current fiscal quarter:

                 Funded Debt
                 Coverage Ratio                                   Applicable Margin
                 --------------                                   -----------------
                 Greater than or equal to 4.00                          1.00%

                 Less than 4.00, but greater than
                 or equal to 3.50                                       .875%

                 Less than 3.50, but greater than
                 or equal to 3.00                                       .750%

                 Less than 3.00, but greater than
                 or equal to 2.50                                       .600%

                 Less than 2.50, but greater than
                 or equal to 2.00                                       .400%

                 Less than 2.00                                         .350%

provided, however, if Interface fails to deliver its financial statements for such second preceding fiscal quarter pursuant to Section 8.07 prior to the first day of the then-current fiscal quarter, the Applicable Margin with respect to Loans outstanding during such current fiscal quarter shall be 1.00%.

                 "Guarantors" shall mean, collectively, Interface, Guilford of Maine, Inc., Guilford (Delaware), Inc., Interface Flooring Systems, Inc., Rockland React-Rite Inc., Interface Research Corporation, Interface Europe, Inc., Pandel, Inc., Interface Asia-Pacific, Inc., Bentley, Prince Street, Toltec Fabrics, Inc., Intek, Inc., C-Tec, Inc., and all other Material Subsidiaries (excluding Interface SPC that are not Foreign Subsidiaries, and their respective successors and permitted assigns.

                 "Pledged Stock" shall mean, collectively, (i) all issued and outstanding capital stock, together with all warrants, stock options, and other purchase and conversion rights with respect to such capital stock, of each of Guilford of Maine, Inc., Guilford (Delaware), Inc., Interface Flooring Systems, Inc., Interface Research Corporation, Rockland React-Rite, Inc., Pandel, Inc., Interface Europe, Inc., Interface Asia-Pacific, Inc., Bentley, Prince Street, Toltec Fabrics, Inc., Intek, Inc., C-Tec, Inc., and all other Material Subsidiaries of Interface organized in the United States other than Interface SPC, and (ii) 66% of all issued and outstanding capital stock, together with 66% of all warrants, stock options, and other purchase and conversion rights with respect to such capital stock, of Europe Limited, Interface Europe B.V., Interface Heuga Singapore Pte Ltd., Guilford of Maine (Canada), Inc., Interface Flooring Systems (Canada), Inc., Interface Heuga Hong Kong Ltd., Interface Heuga Australia Pty Limited, and all other Material Subsidiaries that are Foreign Subsidiaries directly owned by Interface and/or one or more other Subsidiaries organized in the United States.

                 "Revolver/Multicurrency Maturity Date" shall mean the earlier of (i) December 31, 2001, and (ii) the date on which all amounts outstanding under this Agreement have been declared or have automatically become due and payable pursuant to the provisions of Article 10.


3. AMENDMENT TO SECTION 5.05 ("FEES"). Section 5.05 of the Credit Agreement is hereby amended by deleting subsections (b) and (c) of said Section 5.05 in their entirety and substituting in lieu thereof new subsections (b) and (c) as follows:

                 (b) Interface shall pay to the Domestic Agent, for the account of and distribution of the respective Pro Rata Shares to the Domestic Syndicated Lenders, a commitment fee for the period commencing on the Initial Closing Date to and including the Revolver/Multicurrency Maturity Date computed at a per annum rate equal to (i) three-eighths of one percent (0.375%) prior to the Fourth Amendment Effective Date, and (ii) the Applicable Commitment Fee Rate on and after the Fourth Amendment Effective Date, in each case for each fiscal quarter, calculated on the average daily unused portion of the Domestic Syndicated Loan Commitments of such Domestic Syndicated Lenders, such fee being payable quarterly in arrears on the last calendar day of each fiscal quarter of Interface, and on the Revolver/Multicurrency Maturity Date. If any Letters of Credit are or were outstanding at any time during such fiscal quarter, the average daily Aggregate L/C Outstandings thereunder shall constitute a usage of the Domestic Syndicated Loan Commitments (thereby reducing the unused portion of the Domestic Syndicated Loan Commitments by a corresponding amount) for purposes of calculating such commitment fee. Solely for purposes of calculating the fees due under this Section 5.05(b), (i) no Domestic Bid Rate Loans shall constitute a usage of any of the Domestic Syndicated Loan Commitments of the Domestic Syndicated Lenders, and (ii) the aggregate principal amount of the Domestic Swing Line Loans from time to time outstanding shall constitute a usage of the Domestic Syndicated Loan Commitment only with respect to the Domestic Swing Line Lender.

                 (c) The Multicurrency Borrowers shall pay to the Multicurrency Agent, for the account of and distribution of the respective Pro Rata Shares to the Multicurrency Syndicated Lenders, a commitment fee for the period commencing on the Initial Closing Date to and including the Revolver/Multicurrency Maturity Date computed at a per annum rate equal to (i) three-eighths of one percent (0.375%) prior to the Fourth Amendment Effective Date, and (ii) the Applicable Commitment Fee Rate on and after the Fourth Amendment Effective Date, in each case for each fiscal quarter, calculated on the average daily unused portion of the Multicurrency Syndicated Loan Commitments of such Multicurrency Syndicated Lenders (based on the Dollar Equivalent of such unused portion and calculated in the manner set forth in the second sentence of Section 4.02(a)), such fee being payable quarterly in arrears on the last calendar day of each fiscal quarter of Interface, and on the Revolver/Multicurrency Maturity Date. Solely for purposes of calculating the fees due under this Section 5.05(c), (i) no Multicurrency Bid Rate Loans shall constitute a usage of any of the Multicurrency Syndicated Loan Commitments of the Multicurrency Syndicated Lenders, and (ii) the aggregate principal amount of the Multicurrency Swing Line Loans from time to time outstanding shall constitute a usage of the Multicurrency Syndicated Loan Commitment only with respect to the Multicurrency Swing Line Lender.

4. AMENDMENT TO SECTION 8.09 ("FINANCIAL COVENANTS"). Section 8.09 of the Credit Agreement is hereby amended by deleting subsection (c) of said Section
8.09 in its entirety and substituting in lieu thereof a new subsection (c) as follows:

                 (c) Funded Debt Coverage. Maintain as of the last day of each fiscal quarter, a maximum Funded Debt Coverage Ratio as shown below for each fiscal quarter ending during the periods indicated:

                                                                 Maximum Funded
                                                                 Debt Coverage
                   Period                                            Ratio
                   ------                                        --------------
         Initial Closing Date through
                June 29, 1997                                      4.75:1.00

         June 30, 1997 and thereafter                              4.50:1.00

5.       AMENDMENT TO SECTION 12.06 ("BENEFIT OF AGREEMENT"). Subsection (c) of
Section 12.06 of the Credit Agreement is hereby amended by deleting the first and third sentences of subsection (c) in their entirety and substituting in lieu of the first sentence the following sentence:

         Each Lender may assign all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of any of its Commitments and the Loans at the time owing to it and the Notes held by it) and the Letter of Credit Agreement to any Eligible Assignee; provided, however, that (i) the Co-Agents and Interface must give their prior written consent to such assignment (which consent shall not be unreasonably withheld; it being agreed that, in the case of any assignment of an L/C Subcommitment or other obligations under the Letter of Credit Agreement, such consent will be properly withheld if such assignee does not then possess the "Minimum Required Rating" as provided in the Letter of Credit Agreement and has not been approved by the L/C Issuer in its sole discretion), (ii) the aggregate amount of the Commitments and outstanding Term Loans of the assigning Lender that are subject to such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Co-Agents) shall not be less than $5,000,000, (iii) the assigning Lender retains after the consummation of such assignment a minimum aggregate amount of Commitments and Term Loans of $10,000,000, and (iv) the parties to each such assignment shall execute and deliver to the Co-Agents an Assignment and Acceptance, together with a Note or Notes subject to such assignment and a processing and recordation fee of $2500 provided, further, that in the case of any assignment made (x) at any time there exists an Event of Default hereunder, (y) where such assigning Lender is assigning the entire amount of its Commitments and Term Loans hereunder, or (z) where such assigning Lender is assigning to one of its Affiliates or to a Person that is already a Lender under this Agreement prior to giving effect to such assignment, then and in any such assignment described in the preceding clauses (x), (y), or (z), the minimum amounts specified in clauses (ii) and (iii) in this sentence shall not be required.

6. AMENDMENT FEE. Interface agrees to pay to the Domestic Agent, for the account of each Lender, on or before the Fourth Amendment Effective Date, a fee for each Lender in the amount of $5,000 in connection with this Fourth Amendment.


7. REPRESENTATIONS AND WARRANTIES. Each of Interface (as to itself and all other Consolidated Companies) and each of the other Borrowers (as to itself and all of its Subsidiaries) represents and warrants to the Lenders as follows:

         (a) All representations and warranties set forth in the Credit Agreement are true and correct in all material respects with the same effect as though such representations and warranties have been made on and as of the date hereof (except that the representation and warranty set forth in Section 7.19 of the Credit Agreement shall not be deemed to relate to any time subsequent to the date of the initial Loans under the Credit Agreement);

         (b) No Default or Event of Default has occurred and is continuing on the date hereof;

         (c) Since the date of the most recent financial statements of the Consolidated Companies submitted to the Lenders pursuant to Section 8.07(b), there has been no change which has had or could reasonably be expected to have a Materially Adverse Effect (whether or not any notice with respect to such change has otherwise been furnished to the Lenders pursuant to Section 8.07);

         (d) Each of the Borrowers and the Guarantors has the corporate power and authority to make, deliver and perform their respective obligations under this Fourth Amendment and the Third Master Amendment described in paragraph 12 hereof (together, the "Fourth Amendment Documents") and has taken all necessary corporate action to authorize the execution, delivery and performance of the Fourth Amendment Documents. No consent or authorization of, or filing with, any Person (including, without limitation, any governmental authority), is required in connection with the execution, delivery or performance by any Borrower or Guarantor, or the validity or enforceability against any Borrower or Guarantor, of any of the Fourth Amendment Documents, other than such consents, authorizations or filings which have been made or obtained (including without limitation, any necessary consultations with any Borrower's supervisory board, works council ("Ondernemingsraad") or similar body);

         (e) Each of the Fourth Amendment Documents has been duly executed and delivered by each of the Borrowers and the Guarantors and constitutes the legal, valid and binding obligations of the Borrowers and the Guarantors, enforceable against the Borrowers and the Guarantors in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity. The execution, delivery and performance by the

Borrowers and the Guarantors of the Fourth Amendment Documents will not violate any Requirement of Law or cause a breach or default under any of their respective contractual obligations; and

         (f) The "Consolidated Fixed Charge Coverage Ratio" (as defined in the Senior Subordinated Notes Indenture) of Interface is greater than 2.0 to
1.0 and, accordingly, the Senior Subordinated Notes Indenture does not restrict or limit the amount of indebtedness that may be incurred by Interface or any of its Subsidiaries, and all of the Obligations under the Credit Documents (as amended on the date hereof) constitute "Senior Indebtedness" for all purposes of the Senior Subordinated Notes Indenture.


8. REFERENCES TO CREDIT AGREEMENT. On and after the Fourth Amendment Effective Date, each and every reference in the Credit Documents to the Credit Agreement shall be deemed to refer to and mean the Credit Agreement as amended by this Fourth Amendment. The parties further confirm and agree that (i) except as expressly amended herein, the Credit Agreement remains in full force and effect in accordance with its terms, and (ii) except as expressly amended by the Third Master Amendment described in paragraph 12 hereof, all other Credit Documents remain in full force and effect in accordance with their respective terms.


9. AMENDMENT TO LETTER OF CREDIT AGREEMENT. Each of the Domestic Syndicated Lenders, by its execution and delivery of this Fourth Amendment, hereby confirms and agrees to the amendments to the Letter of Credit Agreement effected by the Third Master Amendment described in paragraph 12 hereof and agrees to be bound in all respects by the terms thereof.


10. COUNTERPARTS. This Fourth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.


11. CREDIT LYONNAIS. On and after the Fourth Amendment Effective Date, each and every reference in the Credit Documents to "Credit Lyonnais Cayman Island Branch" shall be deemed to refer to and mean "Credit Lyonnais Atlanta Agency".


12. MISCELLANEOUS. This Fourth Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of Georgia. This Fourth Amendment shall be binding on and shall inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

13. EFFECTIVE DATE OF FOURTH AMENDMENT. This Fourth Amendment (including, without limitation, the change in the Applicable Margin with respect to outstanding Term Loans and the Applicable Commitment Fee Rates pursuant to Sections 5.05(b) and 5.05(c) of the Credit Agreement) shall become effective upon (i) the execution and delivery to the Domestic Agent of counterparts hereof (whether originals or facsimile transmissions thereof) of (A) this Fourth Amendment on behalf of each of the Borrowers, the Co-Agents, the Collateral Agent, and each of the Lenders, and (B) the Third Master Amendment of Credit Documents of even date herewith on behalf of the Borrowers, the other Credit Parties, the L/C Issuer and the Collateral Agent in the form of Exhibit A attached to this Fourth Amendment (the "Third Master Amendment"), and (ii) payment by Interface of the amendment fees to each of the Lenders as provided in paragraph 6 hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered in Atlanta, Georgia, by their duly authorized officers as of the day and year first above written.


                                                 INTERFACE, INC.


                                                 By: /s/ Daniel T. Hendrix
                                                    ------------------------
                                                      Daniel T. Hendrix
                                                      Vice President


                                                 INTERFACE SCHERPENZEEL,
                                                 B.V.


                                                 By: /s/ Daniel T. Hendrix
                                                    ------------------------
                                                      Daniel T. Hendrix
                                                      Attorney-in-Fact


                                                 INTERFACE EUROPE LIMITED


                                                 By: /s/ Daniel T. Hendrix
                                                    ------------------------
                                                      Daniel T. Hendrix
                                                      Attorney-in-Fact

                                             SUNTRUST BANK, ATLANTA
                                             (FORMERLY TRUST COMPANY BANK),
                                               AS DOMESTIC AGENT AND
                                               COLLATERAL AGENT

                                             By: /s/ Thomas R. Banks
                                                ------------------------------
                                                Name:  Thomas R. Banks
                                                Title: Banking Officer


                                             By:
                                                ------------------------------
                                                Name:
                                                Title:

                                            THE FIRST NATIONAL BANK
                                             OF CHICAGO, As
                                             Multicurrency Agent


                                            By: /s/ Catherine V. Frank
                                               ------------------------------
                                               Name:  Catherine V. Frank
                                               Title: Assistant Vice President

Address for Notices:                        SUNTRUST BANK, ATLANTA
                                            (FORMERLY TRUST COMPANY BANK)
One Park Place, N.E.
Atlanta, Georgia 30303
Attn: John K. Shoffner                      By: /s/ Thomas R. Banks
                                               ---------------------------
                                               Name:  Thomas R. Banks
                                               Title: Banking Officer
Telex No.: 542210
Answerback: TRUSCO INT ATL
                                            By:
                                               ---------------------------
                                               Name:
                                               Title:
Domestic Lending Office:

One Park Place, N.E.
Atlanta, Georgia 30303

Telex No.: 542210
Answerback: TRUSCO INT ATL

Eurocurrency Lending Office:

One Park Place, N.E.
Atlanta, Georgia 30303

Telex No.: 542210

 Answerback:  TRUSCO INT ATL

Address for Notices:                    THE FIRST NATIONAL BANK
Mail Suite 0324                          OF CHICAGO
One First National Plaza
Chicago, Illinois 60670-0324
Attention: Al R. Chircop
                                        By:  /s/ Catherine V. Frank
                                            ------------------------------
                                            Name:  Catherine V. Frank
Telex No.: 4330253                          Title: Assistant Vice President
Answerback: FNBC UI
Telecopy No.: 312/732-3885

Administrative Office:

One First National Plaza
Chicago, Illinois 60670
Attention: Al R. Chircop

Payment Offices:

(See Schedule 4.01)

Address for Notices:            ABN AMRO BANK N.V.

Suite 1200, One Ravinia Drive
Atlanta, Georgia 30346
Attn: Mark Clegg                By:  /s/ Steven L. Hipsman
                                    ---------------------------
                                    Name:  Steven L. Hipsman
Telephone: 770/396-0066             Title: Vice President
Telecopy: 770/395-9188

Telex: 682 7258                 By:  /s/ Robert A. Budnek
Answerback: ABNBANKATL              --------------------------
                                    Name:  Robert A. Budnek
                                    Title: Assistant Vice President
Domestic Lending Office:

ABN AMRO Bank N.V., Atlanta Agency
Suite 1200, One Ravinia Drive
Atlanta, GA 30346

Eurocurrency Lending Office:

ABN AMRO Bank N.V., Atlanta Agency
Suite 1200, One Ravinia Drive
Atlanta, GA 30346

Address for Notices:                       BANK SOUTH, A DIVISION OF
                                           NATIONSBANK, N.A. (SOUTH)
600 Peachtree Street, 19th Floor           (SUCCESSOR BY MERGER TO BANK SOUTH,
Atlanta, GA 30308-2214                     N.A.)
Attention: George Hodges
Telephone: 404/607-4591                    By:  /s/ Nitesh A. Lala
Telecopy: 404/607-6323                         -------------------------------
                                               Name:  Nitesh A. Lala
                                               Title: Vice President

                                           By:
                                               -------------------------------
                                               Name:
                                               Title:
With a copy to:
c/o NationsBank, N.A.
100 North Tryon Street
Mail Code NC 1-007-08-11
Charlotte, NC 28255
Attention: Lance Walton

Domestic Lending Office:

600 Peachtree Street
19th Floor
Atlanta, GA 30308-2214

Eurodollar Lending Office:

600 Peachtree Street
19th Floor
Atlanta, GA 30308-2214

Address for Notices:                         THE BANK OF TOKYO-MITSUBISHI,
                                             LIMITED, ATLANTA AGENCY

5050 Georgia-Pacific Center
133 Peachtree Street, N.E.
Atlanta, Georgia 30303                       By: /s/ Brandon A. Meyerson
                                                -------------------------------
Attn: Gary L. England                           Name:  Brandon A. Meyerson
                                                Title: Assistant Vice President

Telephone: 404/577-2960
Telecopy: 404/577-1155

Telex No.: 6827300
Answerback: 6827300BOT ATL


Domestic Lending Office:

5050 Georgia-Pacific Center
133 Peachtree Street, N.E.
Atlanta, Georgia 30303

Eurodollar Lending Office:

5050 Georgia-Pacific Center
133 Peachtree Street, N.E.
Atlanta, Georgia 30303

Address for Notices:                    CIBC, INC.

Canadian Imperial Bank of
  Commerce
Two Paces West                          By:  /s/ William C. Humphries
2727 Paces Ferry Road, Suite 1200           ---------------------------------
Atlanta, Georgia 30339                      Name:  William C. Humphries
Attn: William C. Humphries                  Title: Director
   Vice President

Telephone: 404/319-4999
Telecopy: 404/319-4950

Domestic Lending Office:

Canadian Imperial Bank of Commerce
Two Paces West
2727 Paces Ferry Road, Suite 1200
Atlanta, Georgia 30339

Eurocurrency Lending Office:

Canadian Imperial Bank of Commerce
Two Paces West
2727 Paces Ferry Road, Suite 1200
Atlanta, Georgia 30339

Address for Notices:                    CREDITANSTALT-BANKVEREIN

Two Ravinia Drive, Suite 1680
Atlanta, Georgia 30346
Attention: Carl Drake                   By:  /s/ Carl G. Drake
                                            ----------------------------------
                                            Name:  Carl G. Drake
Telephone: 770/390-1850                     Title: Senior Associate
Telecopy:  770/389-1851
                                        By:  /s/ Robert M. Biringer
                                            ----------------------------------
                                            Name:  Robert M. Biringer
                                            Title: Executive Vice President

Domestic Lending Office:

245 Park Avenue
New York, New York 10167

Eurodollar Lending Office:

245 Park Avenue
New York, New York 10167

Address for Notices:                         CREDIT LYONNAIS NEW YORK BRANCH

Credit Lyonnais Atlanta Agency
303 Peachtree Street, N.E.
Suite 4400                                   By: /s/ Robert Ivosevich
Atlanta, GA 30308                               ------------------------------
Attn: David Cawrse                              Name:  Robert Ivosevich
                                                Title: Senior Vice President
Telephone: 404/524-3700
Telecopy:  404/584-5249
                                             CREDIT LYONNAIS ATLANTA AGENCY



                                             By: /s/ Robert Ivosevich
                                                ------------------------------
                                                Name:  Robert Ivosevich
                                                Title: Senior Vice President
Domestic Lending Office:

Credit Lyonnais New York Branch
1301 Avenue of the Americas
New York, New York 10019

and/or

Credit Lyonnais Atlanta Agency
303 Peachtree Street, N.E.
Suite 4400
Atlanta, GA 30308

Eurodollar Lending Office:

Credit Lyonnais Atlanta Agency
303 Peachtree Street, N.E.
Suite 4400
Atlanta, GA 30308

and/or

Credit Lyonnais New York Branch
1301 Avenue of the Americas
New York, New York 10019

Address for Notices:                 THE SUMITOMO BANK, LIMITED
                                     (ASSIGNEE OF THE DAIWA BANK, LIMITED)
233 South Wacker Drive
Suite 5400
Chicago, Illinois 60606              By:  /s/ E. B. Buchanan, Jr.
Attn: Operations Manager                 --------------------------------
                                         Name:  E. B. Buchanan, Jr.
                                         Title: Vice President
Telephone: 312/876-0181
Telecopy:  312/876-1995
                                     By:  /s/ Sybil H. Weldon
                                         --------------------------------
                                         Name:  Sybil H. Weldon
                                         Title: Vice President & Manager
Domestic Lending Office:

233 South Wacker Drive
Suite 5400
Chicago, Illinois 60606

Eurodollar Lending Office:

233 South Wacker Drive
Suite 5400
Chicago, Illinois 60606

Address for Notices:                     FIRST UNION NATIONAL
                                         BANK OF GEORGIA
999 Peachtree Street, N.E.
6th Floor
Atlanta, Georgia 30309
Attn: Irene Barton                       By: /s/ Irene M. Barton
                                            -----------------------------
                                            Name:  Irene M. Barton
                                            Title: Vice President
Telephone: 404/827-7986
Telecopy:  404/827-7199


Domestic Lending Office:

999 Peachtree Street, N.E.
6th Floor
Atlanta, Georgia 30309

Eurodollar Lending Office:

999 Peachtree Street, N.E.
6th Floor
Atlanta, Georgia 30309

Address for Notices:                    FLEET BANK OF MAINE

80 Exchange Street
Bangor, Maine 04401
Attn: Neil Buitenhuys                   By: /s/ Neil C. Buitenhuys
                                           ------------------------------
                                           Name:  Neil C. Buitenhuys
                                           Title: Vice President
Telephone: 207/941-6140 or 6180
Telecopy:  207/941-6023


Domestic Lending Office:

511 Congress St., P.O. Box 1280
Portland, Maine 04104-5006

Eurodollar Lending Office:

511 Congress St., P.O. Box 1280
Portland, Maine 04104-5006

Address for Notices:                        NATIONSBANK, N.A.
                                            (FORMERLY KNOWN AS NATIONSBANK, N.A.
                                            (CAROLINAS) AND NATIONSBANK OF NORTH
100 North Tryon Street                      CAROLINA, N.A.)
Mail Code NC1-007-08-11
Charlotte, NC 28255                         By: /s/ Nitesh A. Lala
Attention: Lance Walton                        --------------------------------
                                               Name:  Nitesh A. Lala
                                               Title: Vice President

Telephone: 704/386-6744
Telecopy:  704/386-1270

Domestic Lending Office:

One Independence Center
1O1 North Tryon Street
Mail Code NC1-001-15-03
Charlotte, North Carolina 28255

Eurocurreny Lending Office:

One Independence Center
1O1 North Tryon Street
Mail Code NC1-001-15-03
Charlotte, North Carolina 28255

Address for Notices:                     PNC BANK, N.A.

One PNC Plaza
Fifth Avenue and Wood Street
Pittsburgh, PA 15265
Attn: Robert J. Mitchell, Jr.            By:  /s/ Robert J. Mitchell
                                             -----------------------------------
                                             Name:  Robert J. Mitchell
                                             Title: Vice President
Telephone: 412/762-6547
Telecopy:  412/762-6484


Domestic Lending Office:

One PNC Plaza
Fifth Avenue and Wood Street
Pittsburgh, PA 15265

Eurodollar Lending Office:

One PNC Plaza
Fifth Avenue and Wood Street
Pittsburgh, PA 15265

Address for Notices:                         WACHOVIA BANK OF GEORGIA, N.A.

191 Peachtree Street, N.E.
30th Floor
Atlanta, Georgia 30383
Attn: Doug Strickland                        By: /s/ Douglas W. Strickland
                                                -------------------------------
                                             Name:   Douglas W. Strickland
                                             Title:  Vice President


                                             By:
                                                -------------------------------
                                             Name:
Telecopy:   404/332-1382                     Title:
Telex:      404/332-6920
Answerback: FNBAINTL

Domestic Lending Office:

191 Peachtree Street, N.E.
Atlanta, Georgia 30383

Eurocurrency Lending Office:

191 Peachtree Street, N.E.
Atlanta, Georgia 30383